Exhibit 99.1

Endo International plc Announces Proposed

Exchange Offers and Consent Solicitations

DUBLIN, May 14, 2020/PRNewswire/ – Endo International plc (the “Company”) (NASDAQ:ENDP) announced today that its wholly owned subsidiaries, Par Pharmaceutical, Inc., a New York corporation (“PPI”), Endo Designated Activity Company, a designated activity company incorporated under the laws of Ireland (“Endo DAC”), Endo Finance LLC, a Delaware limited liability company (“Endo Finance”) and Endo Finco Inc., a Delaware corporation (“Endo Finco,” and collectively with PPI, Endo DAC and Endo Finance, each an “Issuer” and together, the “Issuers”) and, as the context indicates, any one or more of such Issuers, are commencing offers to exchange (collectively, the “Exchange Offers”):

(a)	any and all outstanding 5.375% Senior Unsecured Notes due 2023, issued by Endo Finance LLC and Endo Finco Inc. (the “Old 5.375% 2023 Notes”),

(b)	any and all outstanding 6.000% Senior Unsecured Notes due 2023, co-issued by Endo DAC (f/k/a Endo Limited), Endo Finance LLC and Endo Finco Inc. (the “Old 6.000% 2023 Notes”), and

(c)

any and all outstanding 6.000% Senior Unsecured Notes due 2025, co-issued by Endo DAC (f/k/a Endo Limited), Endo Finance LLC and Endo Finco Inc. (the “Old 6.000% 2025 Notes,” and collectively with the Old 5.375% 2023 Notes and Old 6.000% 2023 Notes, the “Old Notes”)

for up to:

(i)	$400,000,000 aggregate principal amount of 7.500% Senior Secured Notes due 2027 issued by PPI (the “New First Lien Notes”),

(ii)

$1,110,440,000 aggregate principal amount of 9.500% Second Lien Secured Notes due 2027 co-issued by Endo DAC, Endo Finance and Endo Finco (the “New Second Lien Notes,” and together with the New First Lien Notes, the “New Secured Notes”), and

(iii)

$2,707,766,000 aggregate principal amount of 6.000% Senior Notes due 2028 co-issued by Endo DAC, Endo Finance and Endo Finco (the “New Unsecured Notes,” and collectively with the New First Lien Notes and the New Second Lien Notes, the “New Notes”).

Old Notes			New Notes(1)			Consideration per $1,000 Principal Amount of Old Notes Tendered
Title of Series	CUSIP/ISIN Numbers	Principal Amount Outstanding	Principal Amount of New First Lien Notes (up to)	Principal Amount of New Second Lien Notes (up to)	Principal Amount of New Unsecured Notes (up to)	Total Consideration (if tendered at or prior to the Early Tender Deadline)(1)	Exchange Consideration (if tendered after the Early Tender Deadline)
5.375% Senior Notes Due 2023	29271L AE4 / US29271LAE48; U2918V AE5 / USU2918VAE57	$210,440,000	$0	$210,440,000	$0	$0.00 principal amount of New First Lien Notes $1,000.00 principal amount of New Second Lien Notes $0.00 principal amount of New Unsecured Notes	$950.00 principal amount of New Unsecured Notes

6.000% Senior Notes Due 2023	29273E AC2 / US29273EAC21; G3040E AB4 / USG3040EAB41	$1,439,840,000	$250,000,000	$500,000,000	$689,840,000	$173.63 principal amount of New First Lien Notes $347.26 principal amount of New Second Lien Notes $479.11 principal amount of New Unsecured Notes	$950.00 principal amount of New Unsecured Notes

6.000% Senior Notes Due 2025	29273EAA6 / US29273EAA64; G3040E AA6 / USG3040EAA67	$1,200,000,000	$150,000,000	$400,000,000	$650,000,000	$125.00 principal amount of New First Lien Notes $333.33 principal amount of New Second Lien Notes $541.67 principal amount of New Unsecured Notes	$950.00 principal amount of New Unsecured Notes

(1)

Assumes 100% participation at the Early Tender Deadline (as defined herein). The Total Consideration (as defined herein) will be impacted by participation levels on a pro rata basis. See table entitled “Hypothetical Total Consideration at Early Settlement” below. After the Early Tender Deadline and prior to the Expiration Date, participating eligible holders of any series of Old Notes will receive $950 principal amount of New Unsecured Notes for each $1,000 principal amount of any series of Old Notes validly tendered (the “Exchange Consideration”).

The complete terms and conditions of the Exchange Offers, including the actual composition of the consideration each holder may receive, are more fully described herein and in the Offering Memorandum and Consent Solicitation Statement.

The Issuers’ obligations under each series of New Notes will be guaranteed by the Company and certain of its existing and future subsidiaries (other than the Issuers) that are or will be borrowers or guarantors under the Company’s credit facilities and certain of its senior indebtedness, including its existing secured notes. The New First Lien Notes will have identical terms and conditions, other than the issue date, as the 7.500% Senior Secured Notes due 2027 (the “Existing 7.500% Secured 2027 Notes”), issued by PPI on March 28, 2019 under an indenture dated March 28, 2019 (the “Existing 7.500% Secured 2027 Notes Indenture”). The New First Lien Notes are expected to be fully fungible with the Existing 7.500% Secured 2027 Notes, treated as a single class with the Existing 7.500% Secured 2027 Notes for all purposes under the Existing 7.500% Secured 2027 Notes Indenture, and issued under the same CUSIP and ISIN numbers as the Existing 7.500% Secured 2027 Notes (except that the New First Lien Notes issued pursuant to Regulation S will trade separately under different CUSIP and ISIN numbers until 40 days after the issue date of the New First Lien Notes, but thereafter, any such holder may transfer their New First Lien Notes issued pursuant to Regulation S into the same CUSIP and ISIN numbers as the Existing 7.500% Secured 2027 Notes issued pursuant to Regulation S). Notwithstanding any other provisions of the Exchange Offers and Consent Solicitations, if the New First Lien Notes to be issued on the applicable Settlement Date in exchange for Old Notes will not be fungible for U.S. federal income tax purposes with the Existing 7.500% Secured 2027 Notes issued on March 28, 2019, we will, in lieu of issuing the New First Lien Notes as Additional First Lien Notes, instead issue the New First Lien Notes as a new issuance of notes under a separate CUSIP and new indenture but otherwise with substantially the same terms and conditions as set forth for the Existing 7.500% Secured 2027 Notes (the “New First Lien Notes Fungibility Requirement”). There will be no additional withdrawal rights or extension of the offer period solely as a result of the New First Lien Notes being issued as a separate series under a new indenture. The New First Lien Notes will be senior secured obligations and will be secured by first priority liens on the same collateral that secures Endo’s obligations under its existing senior secured credit facilities and existing senior secured notes. The New Second Lien Notes will be secured by second priority liens on the same collateral.

In conjunction with the Exchange Offers, the Issuers are soliciting consents (collectively, the “Consent Solicitations”) to proposed amendments (the “Proposed Amendments”) from eligible holders of each series of Old Notes to the respective indentures governing the Old Notes, providing for, among other matters, the elimination of most of the restrictive covenants, certain of the affirmative covenants and certain of the events of default contained in each of the Old Notes (the “Consents”). The adoption of the Proposed Amendments with respect to a series of Old Notes requires the consent of the eligible holders of at least a majority of the outstanding principal amount of such series of Old Notes (with respect to each series of Old Notes, the “Requisite Consents”). Any eligible holder that tenders Old Notes pursuant to the Exchange Offers must also deliver the related Consents to the corresponding Proposed Amendments. Eligible holders that validly tender their Old Notes pursuant to the Exchange Offers will be deemed to have delivered their corresponding Consents by virtue of such tender. Eligible holders may not deliver Consents without also tendering their Old Notes. The tendered Old Notes and the corresponding Consents may be validly withdrawn and revoked at any time prior to the applicable Withdrawal Deadline (as defined herein), but not thereafter (except in certain limited circumstances where additional withdrawal rights are required by law). A valid withdrawal of tendered Old Notes prior to the Withdrawal Deadline will constitute the concurrent valid revocation of such eligible holder’s corresponding Consent. An eligible holder may not revoke a Consent without withdrawing the previously tendered corresponding Old Notes. Old Notes tendered after the Withdrawal Deadline may not be validly withdrawn, and the corresponding consents may not be validly revoked, at any time (except in certain limited circumstances where additional withdrawal rights are required by law).

The completion of the Exchange Offers and Consent Solicitations is subject to the satisfaction or waiver of certain conditions as set forth in the Offering Memorandum and Consent Solicitation Statement, including receipt of the Requisite Consents for each series of Old Notes being tendered. The receipt of Requisite Consents from each series of Old Notes is necessary in order to issue the New Secured Notes to be issued in the Exchange Offers. Therefore, the Issuers do not intend to consummate any Exchange Offer unless all Exchange Offers are consummated. The consummation of each Exchange Offer is cross-conditioned on the consummation of the other Exchange Offers, and the Issuers may waive such condition at their sole discretion. In addition, the Issuers reserve the right to terminate, withdraw or amend (including increases to the amount of first lien and/or second lien secured indebtedness the Issuers offer hereby), subject to applicable law, any of the Exchange Offers and Consent Solicitations at any time and for any reason, including if any of the conditions to the applicable Exchange Offers and Consent Solicitations are not satisfied. Any such changes may, but will not necessarily be accompanied by additional withdrawal rights and/or an extension of the Expiration Date (as defined below), depending on when such changes are made.

The Exchange Offers and the Consent Solicitations will expire at 11:59 p.m., New York City time, on June 11, 2020 unless extended (such time and date, as the same may be extended, with respect to any of the Exchange Offers, the “Expiration Date”). Holders who validly tender Old Notes (and validly deliver the related Consents) and do not validly withdraw the validly tendered Old Notes (and do not validly revoke the related Consents) at or prior to 5:00 p.m., New York City time, on May 28, 2020, unless extended, (such time and date, as the same may be extended, respect to any of the Exchange Offers, the “Early Tender Deadline”), will be eligible to receive their applicable pro rata portion of New First Lien Notes (if applicable), New Second Lien Notes and New Unsecured Notes, as described below. Tenders of Old Notes may be validly withdrawn (and Consents may be validly revoked) prior to 5:00 p.m., New York City time, on May 28, 2020, unless extended (such time and date, as the same may be extended, with respect to any of the Exchange Offers, the “Withdrawal Deadline”), but not thereafter. The Early Tender Deadline with respect to any of the Exchange Offers can be extended independently of the Withdrawal Deadline.

If, after the Early Tender Deadline, all conditions to the Exchange Offers and Consent Solicitations have been or concurrently are or will be satisfied or waived by us, including the receipt of Requisite Consents for each series of Old Notes being tendered, we may, at our election, accept for exchange all Old Notes validly tendered (and not validly withdrawn) and all Consents validly delivered (and not validly revoked) in the Exchange Offers and Consent Solicitations as of the Early Tender Deadline (the “Early Settlement Date”). The “Final Settlement Date” (which, if we elect not to have an Early Settlement Date, will also include Old Notes validly tendered prior to the Early Tender Deadline) will be promptly after the Expiration Date and is currently expected to be on the second business day after the Expiration Date (but such date is subject to change without notice).

The complete terms and conditions of the Exchange Offers and Consent Solicitations will be set forth in a confidential offering memorandum and consent solicitation statement (the “Offering Memorandum and Consent Solicitation Statement”), which will be distributed to eligible holders of Old Notes in connection with the proposed Exchange Offers and Consent Solicitations. There can be no assurance that the Exchange Offers and Consent Solicitations will be commenced or consummated on the terms described in this press release or at all.

Each Exchange Offer and Consent Solicitation is a separate offer and solicitation, as described below, and each Exchange Offer and Consent Solicitation may be individually amended, extended, terminated or withdrawn without amending, extending, terminating or withdrawing any other Exchange Offer or Consent Solicitation.

The consideration offered in the Exchange Offers is summarized below:

•

It is expected that eligible holders whose Old 5.375% 2023 Notes are validly tendered (and not validly withdrawn) at or prior to the Early Tender Deadline and accepted by the Issuers will receive in exchange for each $1,000 principal amount of Old 5.375% 2023 Notes $1,000 principal amount of New Second Lien Notes.

•

It is expected that eligible holders whose Old 6.000% 2023 Notes are validly tendered (and not validly withdrawn) at or prior to the Early Tender Deadline and accepted by the Issuers will receive in exchange for each $1,000 principal amount of Old 6.000% 2023 Notes (1) a principal amount of New First Lien Notes equal to the product of (a) $1,000 and (b) the quotient of (i) $250,000,000 and (ii) the aggregate principal amount of Old 6.000% 2023 Notes validly tendered (and not validly withdrawn) by all eligible holders of such series at or prior to the Early Tender Deadline and accepted by the Issuers for exchange; (2) a principal amount of New Second Lien Notes equal to the product of (a) $1,000 and (b) the quotient of (i) $500,000,000 and (ii) the aggregate principal amount of Old 6.000% 2023 Notes validly tendered (and not validly withdrawn) by all eligible holders of such series at or prior to the Early Tender Deadline and accepted by the Issuers for exchange; and (3) a principal amount of New Unsecured Notes equal to (a) $1,000 minus (b) the principal amount of New First Lien Notes and New Second Lien Notes calculated in accordance with immediately preceding clauses (1) and (2) (the “Total Old 6.000% 2023 Notes Consideration”).

•

It is expected that eligible holders whose Old 6.000% 2025 Notes are validly tendered (and not validly withdrawn) at or prior to the Early Tender Deadline and accepted by the Issuers will receive in exchange for each $1,000 principal amount of Old 6.000% 2025 Notes (1) a principal amount of New First Lien Notes equal to the product of (a) $1,000 and (b) the quotient of (i) $150,000,000 and (ii) the aggregate principal amount of Old 6.000% 2025 Notes validly tendered (and not validly withdrawn) by all eligible holders of such series at or prior to the Early Tender Deadline and accepted by the Issuers for exchange; (2) a principal amount of New Second Lien Notes equal to the product of (a) $1,000 and (b) the quotient of (i) $400,000,000 and (ii) the aggregate principal amount of Old 6.000% 2025 Notes validly tendered (and not validly withdrawn) by all eligible holders of such series at or prior to the Early Tender Deadline and accepted by the Issuers for exchange; and (3) a principal amount of New Unsecured Notes equal to (a) $1,000 minus (b) the principal amount of New First Lien Notes and New Second Lien Notes calculated in accordance with immediately preceding clauses (1) and (2) (the “Total Old 6.000% 2025 Notes Consideration,” and collectively with the Total Old 5.375% 2023 Notes Consideration and the Total Old 6.000% 2023 Notes Consideration, the “Total Consideration”).

Participating eligible holders of any series of Old Notes validly tendered after the Early Tender Deadline and prior to the Expiration Date and accepted by the Issuers will receive $950 principal amount of New Unsecured Notes for each $1,000 principal amount of any series of Old Notes validly tendered (the “Exchange Consideration”). The consideration for any Old Notes tendered after the Early Tender Deadline will not include New First Lien Notes or New Second Lien Notes.

The percentage of Total Consideration that will be comprised of New First Lien Notes and New Second Lien Notes that an Eligible Holder of Old 6.000% 2023 Notes or Old 6.000% 2025 Notes will receive per $1,000 principal amount of Old Notes validly tendered (and not validly withdrawn) by the Early Tender Deadline and accepted by the Issuers will depend on the total aggregate principal amount of Old Notes of the applicable series validly tendered (and not validly withdrawn) by all eligible holders of the applicable series at or prior to the Early Tender Deadline. Accordingly, the greater the level of participation in the Exchange Offers by eligible holders of a series of Old 6.000% 2023 Notes or Old 6.000% 2025 Notes at or prior to the Early Tender Deadline, the lower the pro rata aggregate principal amount of New First Lien Notes and New Second Lien Notes such holders will receive as Total Consideration for each $1,000 principal amount of Old Notes.

See the tables below for more information on the composition of the Total Consideration at Early Settlement in the following hypothetical scenarios:

Hypothetical Total Consideration at Early Settlement(1)

Hypothetical Participation at or prior to Early Tender Deadline	Total Consideration per $1,000 Principal Amount of Old 5.375% 2023 Notes Tendered	Total Consideration per $1,000 Principal Amount of Old 6.000% 2023 Notes Tendered	Total Consideration per $1,000 Principal Amount of Old 6.000% 2025 Notes Tendered
60%	$0.00 principal amount of New First Lien Notes $1,000.00 principal amount of New Second Lien Notes $0.00 principal amount of New Unsecured Notes	$289.38 principal amount of New First Lien Notes $578.77 principal amount of New Second Lien Notes $131.85 principal amount of New Unsecured Notes	$208.33 principal amount of New First Lien Notes $555.56 principal amount of New Second Lien Notes $236.11 principal amount of New Unsecured Notes
80%	$0.00 principal amount of New First Lien Notes $1,000.00 principal amount of New Second Lien Notes $0.00 principal amount of New Unsecured Notes	$217.04 principal amount of New First Lien Notes $434.08 principal amount of New Second Lien Notes $348.89 principal amount of New Unsecured Notes	$156.25 principal amount of New First Lien Notes $416.67 principal amount of New Second Lien Notes $427.08 principal amount of New Unsecured Notes
100%	$0.00 principal amount of New First Lien Notes $1,000.00 principal amount of New Second Lien Notes $0.00 principal amount of New Unsecured Notes	$173.63 principal amount of New First Lien Notes $347.26 principal amount of New Second Lien Notes $479.11 principal amount of New Unsecured Notes	$125.00 principal amount of New First Lien Notes $333.33 principal amount of New Second Lien Notes $541.67 principal amount of New Unsecured Notes

(1)

The hypothetical Total Consideration is shown for illustrative purposes only. The actual Total Consideration will be determined following the Early Tender Deadline in the manner described herein and in the Offering Memorandum and Consent Solicitation Statement.

Hypothetical Aggregate Total Consideration at Early Settlement(1)

Hypothetical Participation at or prior to Early Tender Deadline	Aggregate Total Consideration for Principal Amount of Old 5.375% 2023 Notes Tendered	Aggregate Total Consideration for Principal Amount of Old 6.000% 2023 Notes Tendered	Aggregate Total Consideration for Principal Amount of Old 6.000% 2025 Notes Tendered
60%	$0.00 principal amount of New First Lien Notes $126,264,000.00 principal amount of New Second Lien Notes $0.00 principal amount of New Unsecured Notes	$250,000,000.00 principal amount of New First Lien Notes $500,000,000.00 principal amount of New Second Lien Notes $113,904,000.00 principal amount of New Unsecured Notes	$150,000,000.00 principal amount of New First Lien Notes $400,000,000.00 principal amount of New Second Lien Notes $170,000,000.00 principal amount of New Unsecured Notes
80%	$0.00 principal amount of New First Lien Notes $168,352,000.00 principal amount of New Second Lien Notes $0.00 principal amount of New Unsecured Notes	$250,000,000.00 principal amount of New First Lien Notes $500,000,000.00 principal amount of New Second Lien Notes $401,872,000.00 principal amount of New Unsecured Notes	$150,000,000.00 principal amount of New First Lien Notes $400,000,000.00 principal amount of New Second Lien Notes $410,000,000.00 principal amount of New Unsecured Notes
100%	$0.00 principal amount of New First Lien Notes $210,440,000.00 principal amount of New Second Lien Notes $0.00 principal amount of New Unsecured Notes	$250,000,000.00 principal amount of New First Lien Notes $500,000,000.00 principal amount of New Second Lien Notes $689,840,000.00 principal amount of New Unsecured Notes	$150,000,000.00 principal amount of New First Lien Notes $400,000,000.00 principal amount of New Second Lien Notes $650,000,000.00 principal amount of New Unsecured Notes

(1)

The hypothetical Total Consideration is shown for illustrative purposes only. The actual Total Consideration will be determined following the Early Tender Deadline in the manner described herein and in the Offering Memorandum and Consent Solicitation Statement.

If the New First Lien Notes Fungibility Requirement is met, eligible holders who receive New First Lien Notes in exchange for Old Notes will have an embedded entitlement to interest (“pre-issuance interest”) from the last interest payment on the Existing 7.500% Secured 2027 Notes to the applicable first Settlement Date. If New Notes are issued in exchange for the Old Notes on the Early Settlement Date, if any, eligible holders who receive New Notes in exchange for Old Notes on the Final Settlement Date will receive New Notes that will have an embedded entitlement to pre-issuance interest for the period from and including the Early Settlement Date to, but not including, the Final Settlement Date. As a result and as applicable, the cash payable for accrued interest on the Old Notes exchanged on a Settlement Date will be reduced by the amount of any pre-issuance interest on the New Notes exchanged therefor.

The New Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws. The New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The Exchange Offers and Consent Solicitations are expected to be made, and each series of New Notes are expected to be offered and issued only (i) in the United States to eligible holders of Old Notes who the Issuers reasonably believe are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and (ii) outside the United States to eligible holders of Old Notes who are (a) persons other than U.S. persons, within the meaning of Regulation S under the Securities Act, (b) “non-U.S. qualified offerees” and (c) if resident in Canada, “accredited investors” and “permitted clients.” Only holders of Old Notes who certify that they satisfy one of the foregoing conditions are eligible to participate in the Exchange Offers and Consent Solicitations. Persons who are not eligible holders may not receive and review the Offering Memorandum and Consent Solicitation Statement nor may they participate in the Exchange Offers and Consent Solicitations.

This press release does not constitute an offer to sell nor a solicitation to purchase or exchange any securities or a solicitation of any offer to sell any securities. The Exchange Offers and Consent Solicitations will be made only by, and pursuant to, the terms to be set forth in the Offering Memorandum and Consent Solicitation Statement. The Exchange Offers and Consent Solicitations will not be made to persons in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. Documents relating to the Exchange Offers and Consent Solicitations, including the Offering Memorandum and Consent Solicitation Statement, will only be distributed to eligible holders who complete and return an eligibility form confirming they are either (i) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or (ii) not a U.S. person, within the meaning of Regulation S under the Securities Act and a “non-U.S. qualified offeree” (as will be defined in the eligibility letter).

The Exchange Agent and Information Agent for the Exchange Offers and Consent Solicitations is D.F. King & Co., Inc. and can be contacted at US Toll-free (866) 796-1292, banks and brokers can call collect at (212) 269-5550 or via email at endo@dfking.com. Documents will only be distributed to holders of Old Notes that complete and return an eligibility form at http://www.dfking.com/endo confirming that they are eligible holders.

About Endo International plc

Endo International plc (NASDAQ: ENDP) is a highly focused specialty branded and generics pharmaceutical company delivering quality medicines to patients in need through excellence in development, manufacturing and commercialization. Endo has global headquarters in Dublin, Ireland. Learn more at http://www.endo.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the relevant Canadian securities legislation, including, but not limited to, the statements regarding the timing and results of the Exchange Offers and Consent Solicitations. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements. Because these statements reflect Endo’s current views, expectations and beliefs concerning future events, they involve risks and uncertainties. Although Endo believes that these forward-looking statements and information are based upon reasonable assumptions and expectations, readers should not place undue reliance on them, or any other forward-looking statements or information in this news release. Investors should note that many factors, as more fully described in the documents filed by Endo with the Securities and Exchange Commission and with securities regulators in Canada on the System for Electronic Document Analysis and Retrieval, including under the caption “Risk Factors” in Endo’s Form 10-K, Form 10-Q and Form 8-K filings, and as otherwise enumerated herein or therein, could affect Endo’s future results and could cause Endo’s actual results to differ materially from those expressed in forward-looking statements contained in this communication. The forward-looking statements in this press release are qualified by these risk factors. Endo assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required under applicable securities laws.

CONTACT: Media: Heather Zoumas-Lubeski, (484) 216-6829; Investors: Pravesh Khandelwal, (845)-364-4833